Supplement to the
Fidelity® Variable
Insurance Products
Investor Class R
International Capital Appreciation Portfolio and Overseas Portfolio
June 14, 2005
Prospectus

The following information replaces the biographical information for Kevin McCarey found in the "Fund Management" section on page 10.

Richard Mace is vice president and manager of VIP International Capital Appreciation Portfolio, which he has managed since September 2005. He also manages other Fidelity funds. Since joining Fidelity Investments in 1987, Mr. Mace has worked as a research analyst and portfolio manager.

VIPINVR-05-01 September 13, 2005
1.820983.100